SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)          May 20, 2002
                                                         -----------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

           California                    0-31080                 68-0434802
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(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)

1500 Soscol Avenue, Napa, California                             94559-3045
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.


         Earnings Release. On May 20, 2002, North Bay Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2002. A copy of the press release is attached to this Current Report as Exhibit
         99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

         (b)  Exhibits

              99.1 Press release announcing earnings for year ended March 31, 2002.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 20, 2002          NORTH BAY BANCORP


                             /s/ Terry L. Robinson
                            ----------------------------------------------------
                            Terry L. Robinson, President and Chief
                            Executive Officer (Principal Executive Officer)